EQUI-VEST®

Employer-Sponsored Retirement Plans

Equitable Financial Life Insurance Company of America

Issued through: Variable Account AA

Equitable Financial Life Insurance Company

Issued through: Separate Account A

Summary Prospectus for New Investors — EQUI-VEST® VANTAGESM Additional Contributions Tax-Sheltered (ACTS) Program, New Jersey Department of Higher Education

May 1, 2026

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “Prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH146649. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The EQUI-VEST® contracts are variable and fixed group and individual flexible premium deferred annuity contracts offered as a funding vehicle for employers’ sponsored retirement plans. This Summary Prospectus only describes EQUI-VEST® Employer-Sponsored Retirement Plans — EQUI-VEST® VANTAGESM Additional Contributions Tax-Sheltered (ACTS) Program, New Jersey Department of Higher Education. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options.

You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options, (ii) our guaranteed interest option, or (iii) our fixed maturity options (collectively, the “investment options”). See Appendix “Investment options available under the contract” in the prospectus. Series 100 and Series 200 TSA and EDC contract holders only may also invest in the Segments of the Structured Investment Option (“SIO”) listed in the of Appendix “Investment options available under the contract”. The SIO gives you the opportunity to earn interest that we will credit based, in part, on the performance of an external index over a set period of time, although you could experience a negative return and a significant loss of principal and previously credited interest. We reserve the right to offer any or all Segments more or less frequently or to stop offering any of them (except we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss) or to suspend offering any or all of them temporarily for some or all contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The contract is a complex investment that involves risks, including potential loss of principal and previously credited interest. You should speak with a financial professional about the features, benefits, risks, and fees and whether the contract is appropriate for you based on your financial situation and objectives.

The extent of the downside protection at Segment maturity, also referred to as the Segment Buffer, varies by Segment, ranging from the first 10% to 20% of loss. There is a risk of a substantial loss of your principal and previously credited interest because you agree to absorb all losses to the extent they exceed the Segment Buffer at Segment maturity. You could lose as much as 80% (for Segments with a -20% Segment Buffer) to 90% (for Segments with a -10% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest. The cumulative loss over the life of the contract could be much greater. We may change the index options in the future, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. If we only offer one index option, you will be limited to investing in only one index option with terms that may not be acceptable to you and other investment options where performance is not based on the performance of an index and that do not offer any protection from investment loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested. If you are not happy with the limited investment options and choose to surrender the contract you will be subject to the interim value adjustment, federal and state taxes, and penalties, different investment options, benefits, fees, and risks.

The Performance Cap Rates we set will limit the amount you can earn on a Segment. Our minimum Performance Cap Rate for a 1-year Segment is 4% (12% for 3-year Segments, and 20% for 5-year Segments). We will not open a Segment with a Performance Cap Rate below the applicable minimum Performance Cap Rate.

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in negative contract adjustments, taxes, and tax penalties. This contract permits ongoing withdrawals from the index options prior to the end of the term. These ongoing deductions could have adverse effects of values under the contract and if an investor intends to elect such ongoing withdrawals, they should consult with their financial professional about the appropriateness of the contract for them. Withdrawals, because of the Segment Interim Value Calculation could significantly reduce contract values and by substantially more than the actual amount of the deduction. Because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios as a result of withdrawals. Any transaction that causes account value to leave a Segment between the Segment Start Date and the Segment Maturity Date will result in a Segment Interim Value calculation. Such transactions include (1) a death claim by your beneficiary received in good order; (2) a withdrawal (including a systematic withdrawal or a required minimum distribution) or loan; (3) if you surrender or annuitize your contract; (4) deducting account value to pay fees; or (5) if you cancel your contract and return it to us for a refund within your state’s “free look” period.

A market value adjustment will apply to withdrawals, transfers, surrender of your contract, or when we make deductions for charges from a fixed maturity option before the maturity date. The actual amount of the Market Value Adjustment is determined by a formula that depends on, among other things, the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and the length of time remaining until the maturity date. It is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios.

All guarantees are subject to the Company’s financial strength and claims paying ability.

You may cancel your contract within 10 days of receiving it without paying fees or penalties although if you invest in the Structured Investment Option the Segment Interim Value will apply. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your account value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed benefit(s). This means that if you have already funded your guaranteed benefits, you may no longer be able to increase your account value or your guaranteed benefits.

Additional information about certain investment products, including variable annuities, index linked annuities and fixed annuities with market value adjustments, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Overview of the contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios, guaranteed interest option, fixed maturity options and the SIO during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides a death benefit to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios or Segments.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Variable investment options;

•	Guaranteed interest option;

•	Fixed maturity options;

•	Segments of the SIO which are index-linked investment options (for Series 100 and Series 200 TSA and EDC contracts only);

•	Rebalancing and Dollar Cost Averaging options; and

•	Access to the Optional Semester Strategies program (for Series 100 and Series 200 TSA and EDC contracts only).

We will credit positive or negative interest to amounts allocated to a Segment of the SIO on the Segment Maturity Date based, in part, on the performance of the applicable Index from the Segment Start Date to the Segment Maturity Date. You could lose a significant amount of money if the external index declines in value. Each Segment uses a Performance Cap Rate to limit upside performance and a Segment Buffer to limit downside performance.

We limit the negative Index Performance Rate used in calculating the Segment Rate of Return of a Segment on the Segment Maturity Date by applying the Segment Buffer to absorb negative Index Performance up to the amount of the Segment Buffer. The Segment Buffer is the maximum amount of negative interest we will assume. We will credit any additional negative interest in excess of the Segment Buffer. You could lose as much as 80% (for Segments with a -20% Segment Buffer) to 90% (for Segments with a -10% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest. The cumulative loss over the life of the contract could be much greater. There is a risk of a substantial loss of your principal and previously credited interest if the index declines because you agree to absorb all losses to the extent they exceed the applicable Segment Buffer.

For example, if the Index Performance Rate is - 25% and the Segment Buffer is - 10%, the Segment Rate of Return that we credit would be - 15% (the amount that the Index Performance Rate exceeds the Segment Buffer) on the Segment Maturity Date, meaning that your Segment Maturity Value will show a 15% decrease from your Segment Investment.

We limit the positive Index Performance Rate used in calculating the Segment Rate of Return of a Segment on the Segment Maturity Date by applying the Performance Cap Rate to limit Index Performance to no more than the amount of the Performance Cap Rate. For example, if the Index Performance Rate is 12% and the Performance Cap Rate is 4%, the Segment Rate of Return that we credit would be 4% (the lesser of the Index Performance Rate and the Performance Cap Rate) on the Segment Maturity Date, meaning that your Segment Maturity Value will show a 4% increase from your Segment Investment. We will not establish a Performance Cap Rate below 4%, 12%, and 20% for a 1, 3, and 5-year Segment, respectively.

We may change the Indices and/or Segment Options in the future but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested.

For additional information about each investment option see Appendix: “Investment Options available under the contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; (3) for life with a certain minimum number of payments to the beneficiary upon the death of the annuitant; or (4) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including any death benefit, terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income, death benefit protection and offers various payout options.

Death Benefit

Your contract provides a minimum death benefit that pays your beneficiaries an amount equal to at least your contributions less adjusted withdrawals, outstanding loan balances and accrued interest.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer two rebalancing programs that you can use to automatically reallocate your value among your variable investment options and the guaranteed interest option. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges, adjustment for Segment Interim Values, and income taxes, as well as a tax penalty. Withdrawals may also reduce your death benefit (possibly on a greater than dollar-for-dollar basis).

Contract Loans

Depending on the terms of your contract, you may be permitted to take loans from your account value. If you take a loan we charge interest on the loan.

Contract Adjustments

We use the Segment Interim Values for your Segments of the SIO if you have an Interim Value Transaction. These withdrawals may also be subject to withdrawal charges, taxes, and possible tax penalties. This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until maturity. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, for all contracts using a Performance Cap Rate limiting factor, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.

If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a)	the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)	the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option’s maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

Important information you should consider about the contract

FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?

Yes. There is a Segment Interim Value adjustment for amounts removed from a Segment of the SIO before Segment maturity and because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios. For example, if you allocate $100,000 to a Segment with a 3-year Segment Duration and later withdraw the entire amount before the 3 years have elapsed, you could lose up to $100,000 of your investment. This loss may be greater if you also have to pay a withdrawal charge, and/or if you have to pay taxes or tax penalties. We use the Segment Interim Values for your Segments of the SIO if you have an Interim Value Transaction.

If amounts are removed from a fixed maturity option before the maturity date, there will be a market value adjustment which could greatly reduce the value in your fixed maturity option theoretically by up to 100% in extreme situations. For example, if you allocate $100,000 to a fixed maturity option and later withdraw the entire amount before the maturity date, you could lose up to $100,000 of your investment. This loss may be greater if you also have to pay a withdrawal charge and/or if you have to pay taxes or tax penalties. A market value adjustment will apply to withdrawals, transfers, surrender of your contract, or when we make deductions for charges from a fixed maturity option before the maturity date.

For additional information about the charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges under the contracts” under “Charges, expenses, and adjustments” in the prospectus.

Are There Transaction Charges?

Yes. In addition to interim value adjustments and market value adjustments you may also be charged for other transactions including loans and for special requests such as wire transfers, express mail, duplicate contracts, preparing checks or, third-party transfers or exchanges.

For additional information about transaction charges see “Charges under the contracts” in “Charges, expenses, and adjustments” in the prospectus.

Are There Ongoing Fees and Expenses?

Yes. The contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page of your certificate for information about the specific fees you will pay each year based on the investment options you have elected. There is an implicit ongoing fee associated with Segments because the amount you can earn on a Segment is limited by us by the Segment’s Performance Cap Rate. The Performance Cap Rate may cause your returns under the Segment to be lower than the Index’s returns. In return for accepting this limit on Index gains, you receive some protection from Index losses through the Segment Buffer. The implicit ongoing fee from the Performance Cap Rate is not reflected in the tables below.

	Annual Fee	Minimum	Maximum
	Base Contracts(1)	1.34%	1.49%
	Portfolio Company fees and expenses(2)	0.54%	3.04%

(1) Expressed as an annual percent of daily net assets in the variable investment options.

(2) Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2025 and could change from year to year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges, interim value adjustments and market value adjustments that substantially increase costs.

Lowest Annual Cost $1,800	Highest Annual Cost $3,569

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of contract and Portfolio fees and expenses

•

No optional benefits

•

No sales charges

•

No additional contributions, transfers, loans or withdrawals

•

No contract adjustments

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of contract, optional benefits and Portfolio fees and expenses

•

No sales charges

•

No additional contributions, transfers, loans or withdrawals

•

No contract adjustments

For additional information about ongoing fees and expenses see “Fee table” in the prospectus.

RISKS
Is There a Risk of Loss from Poor Performance?

Yes. The contract is subject to the risk of loss. You could lose some or all of your account value, depending on the investment options you choose.

The return on the Segments of the SIO may be negative and there is a risk of substantial loss of your principal and previously credited interest due to negative index performance because you agree to absorb all losses to the extent they exceed the Segment Buffer. You could lose as much as 80% (for Segments with a -20% Segment Buffer) to 90% (for Segments with a -10% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest. We may change the Indices and/or Segment Options in the future but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the prospectus.

Is this a Short-Term Investment?

No. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. Withdrawals from a Segment of the SIO or a fixed maturity option prior to maturity may result in an interim value adjustment or market value adjustment, respectively. Amounts removed from a Segment prior to the Segment Maturity Date will not receive Index interest, and may result in a negative Segment Interim Value adjustment which could reduce the Segment Investment by significantly more than the amount withdrawn. Likewise, amounts removed from a fixed maturity option will not receive credited interest, and may result in a negative market value adjustment which could be significantly greater than the amount withdrawn. Contract value in a Segment will be reallocated at Segment Maturity according to your instructions. If you have not provided us with maturity instructions, the Segment Maturity Value will be transferred to the Segment Holding Account. Your Segment Maturity Value would then be transferred from that Segment Holding Account into the next Segment on the Segment Start Date. If the next Segment to be created would not meet the Segment Maturity Date Requirement or the Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option. Alternatively, if you designate a Performance Cap Threshold that is not met on the next Segment Start Date or if the Segment Type has been suspended, your Segment Maturity Value will remain in the Segment Holding Account. If you are impacted by these delays, you may transfer your Segment Maturity Value out of the Segment Holding Account into any other investment options available under your EQUI-VEST® contract at any time before the next month’s Segment Start Date. For additional information about the investment profile of the contract see “Fee table” in the prospectus.

What Are the Risks Associated with the Investment Options?

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract, (e.g., the Portfolios) or Segment of the SIO. Each investment option, including the guaranteed interest option and fixed maturity options, has its own unique risks. You should review the investment options before making an investment decision.

For investments in a Segment of the SIO, the Performance Cap Rate will limit positive Index performance (e.g., limited upside). For example, if the Index Performance Rate is 10% and the Performance Cap Rate is 7%, we will credit 7% on the Segment Maturity Date assuming there are no fees or charges assessed. The Performance Cap Rate may cause your returns under the Segment to be lower than the Index’s returns.

The Segment Buffer will limit negative returns (e.g., limited protection in the case of market decline). The Segment Buffer is the maximum amount of negative interest we will assume and we will credit any negative interest in excess of the Segment Buffer which means you bear all loss that exceeds the Segment Buffer. For example, if the Index Performance Rate is -25% and the Segment Buffer is -10%, we will credit -15% on the Segment Maturity Date assuming there are no fees or charges assessed.

Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

For additional information about the risks associated with investment options see “Fixed investment options”, “Guaranteed interest option” and “Portfolios of the Trusts” in “Purchasing the contract” in the prospectus, as well as, “ “Risks associated with the variable investment options”, “Risks associated with the Structured Investment Option,” and “Risks associated with the fixed maturity options” in “Principal Risks of investing in the contract.” See also Appendix: “Investment options available under the contract” in the prospectus.

What Are the Risks Related to the Insurance Company?

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the optional benefits. The general obligations, including the guaranteed interest option, fixed maturity options, SIO, and any optional benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?

Yes. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, removing or substituting the Portfolios, combining any two or more variable investment options and transferring the account value from any variable investment option to another variable investment option.

There are limits on contributions and transfers into and out of the guaranteed interest option, and restrictions or limitations with the DCA programs. See “Allocating your contributions” in “Purchasing the contract” and “Transferring your account value” in “Transferring your money among investment options” in the prospectus for more information.

For more information see “About the Separate Account” in “More information” in the prospectus.

We determine the Performance Cap Rate for each SIO Segment on the Segment Start Date. You will not know the rate in advance. Prior to the Segment Start Date, you may elect a Performance Cap Threshold. The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your account value will remain in that Segment Holding Account until the next available Segment for which your threshold is met or you provide us with alternative instructions.

You cannot transfer out of an SIO Segment prior to its maturity to another investment option. You can only make withdrawals out of a Segment or surrender your EQUI-VEST® contract. The amount you would receive would be calculated using the formula for the Segment Interim Value.

We may not offer new SIO Segments. Therefore, a Segment may not be available for you to transfer your Segment Maturity Value into after the Segment Maturity Date. We have the right to substitute an alternative index prior to Segment Maturity if the publication of the Index is discontinued or at our sole discretion we determine that our use of the Index should be discontinued or if the calculation of the Index is substantially changed. If we substitute an index for an existing Segment, we would not change the Segment Buffer or Performance Cap Rate. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option.

Contributions and transfers into and out of the guaranteed interest option are limited.

For additional information about restrictions on investment options, see “Portfolios of the Trusts”, “Structured Investment Options”, “Guaranteed Interest Option” and “Fixed maturity options” in “Purchasing the contract” and “Transferring your money among investment options” in the prospectus.

Are There Any Restrictions on Contract Benefits?

Yes. At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the investment options.

The standard and optional death benefits offered with the contract are available only at contract purchase. Withdrawals could significantly reduce or terminate the death benefit.

Not all employer plans will offer loans. Loans are subject to restrictions under federal tax rules and ERISA. Automated transfer programs, including dollar cost averaging and asset rebalancing, are not available if you elect Semester Strategies for Series 100 and Series 200 TSA and EDC contracts only.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in “Purchasing the Contract” and “Benefits available under the contract” in the prospectus.

TAXES
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For more information, see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
How are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

CONFLICTS OF INTEREST
Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, as well as any fees or penalties to terminate your existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in ”Charges, expenses, and adjustments” in the prospectus.

Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals and the amounts of any outstanding loans and accrued interest.	Standard	No Additional Charge		• Withdrawals could significantly reduce or terminate benefit

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Rebalancing Option I(1) and Option II(2)	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Not generally available with Dollar Cost Averaging
Dollar Cost Averaging	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• Not generally available with Rebalancing
Investment Simplifier	Allows you to automatically transfer amounts from the guaranteed interest option to the variable investment options.	Optional	No Charge		• Not generally available with Rebalancing
Semester Strategies program (Series 100 and Series 200 TSA and EDC contracts only)	We offer access to account services through SWBC Investment Advisory Services LLC (“SWBC”), an unaffiliated third party. SWBC is an independent registered investment advisory firm that assists retirement plan participants with investment advisory services, including model portfolio services.	Optional	No Charge		• To participate in the Program, you are required to use the Maximum investment options choice method • Not available with Dollar Cost Averaging or Rebalancing
Participant Loans (Applicable to TSA, governmental employer EDC and Corporate Trusted contracts only)	Loans may be available to plan participants.	Optional	2%; calculated as a percentage of the outstanding loan amount		• Not all employer plans will offer loans • Loans are subject to restrictions under federal tax laws and ERISA

(1)	Option I allows you to rebalance your account value among the variable investment options.
(2)	Option II allows you to rebalance your account value among the variable investment options and the guaranteed interest option.

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply.

Minimum initial and subsequent contribution amounts

The minimum initial contribution is generally $20 for each type of contract. Subsequent contributions are allowed up to a certain maximum contribution limit.

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. This means that if you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of contributions to the contract you may no longer be able to fund your Guaranteed benefits. This means that you may no longer be able to increase your Guaranteed benefits.

When initial and subsequent contributions are credited

Initial Contribution

For certain SEP and KEOGH plans, additional contributions may be made by our automatic investment program. The methods of payment are discussed in detail in “About other methods of payment” in “More information” in the prospectus.

For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to Equitable Advisors, LLC (Equitable Financial Advisors in Michigan and Tennessee), (“Equitable Advisors”) receiving your application. In this case, we will hold the contribution, whether received via check or wire, in a non-interest bearing “Special Bank Account for the Exclusive Benefit of Customers.” If Equitable Advisors does not receive your application within 20 business days, we will return your contribution to your employer or its designee.

If Equitable Advisors receives your application within this timeframe, Equitable Advisors will direct us to continue to hold your contribution in the special bank account noted immediately above while Equitable Advisors ensures that your application is complete and suitability standards are met. Equitable Advisors will either complete this process or instruct us to return your contribution to your employer or its designee within the applicable Financial Industry Regulatory Authority (“FINRA”) time requirements. Upon timely and successful completion of this review, Equitable Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to your employer or its designee, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Subsequent Contributions

If we receive a subsequent contribution before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions apply based on the type of contract, such as TSA or EDC contracts. Please see the tables in the “How you can purchase and contribute to your contract” in “Purchasing the Contract” to the prospectus for detailed information. You can obtain the prospectus by calling the number or accessing the website noted on the first page of this summary prospectus.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

You have several ways to access your account value before annuity payments begin. Depending on your type of contract, you may generally take partial withdrawals from your contract at any time or, depending on your specific situation, set up an automatic payment plan, a systematic withdrawal plan, a substantially equal withdrawals plan or a lifetime RMD payments plan. Additionally, you may take a loan (if permitted by your Plan) and you may make withdrawals from your Guaranteed Annual Withdrawal Amount (if you funded the Personal Income Benefit feature). You may also surrender your contract to receive its cash value at any time. If we receive a withdrawal or surrender request in good order before the close of the NYSE (typically 4:00 pm eastern), we will process the request that day. If we receive the request after the close of the NYSE, we will process the request on the next business day. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges from account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any optional guaranteed benefits. Surrenders also may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1⁄2.

Please see “Accessing your money” in the prospectus for more information on the ways you may withdraw your account value.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any applicable withdrawal charge) and, upon contract termination, payment of the cash value.

Additional Information About Fees

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering, or making withdrawals from an investment option or from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the investment options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the contract, surrender the contract, make certain withdrawals from an investment option or from the contract, or transfer account value between investment options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Withdrawal Charge (as a percentage of contributions withdrawn)	None
Transfer Fee	None
Third Party Transfer or Exchange Fee	None
Special Service Charges(1)	$90

(1)

Unless you specify otherwise, this charge will be deducted from the amount you request. Special service charges include (1) express mail charge; and (2) wire transfer charge. The current maximum charge for each service is $90. We may discontinue these services at any time.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the account value is removed from an investment option or from the contract before the expiration of a specified period.

Adjustments
SIO Segment Maximum Potential Loss Due to Segment Interim Value adjustment (as a percentage of Account value invested in the Segment on the Segment Start Date)(1)	100%(2)
Fixed Maturity Option Maximum Potential Loss Due to Market Value Adjustment (as a percentage of Account value withdrawn from the Fixed Maturity Option)(3)	100%

(1)

We use the Segment Interim Values for your Segments of the SIO if you have an Interim Value Transaction. The actual amount of the Segment Interim Value calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date. The maximum loss would occur if there is a total distribution for a Segment at a time when the Index price has declined to zero. If you surrender or cancel your variable annuity contract, die, transfer or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. See “Structured Investment Option” under “Purchasing the contract” for more information.

(2)

Because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios.

(3)

A market value adjustment will apply to withdrawals, transfers, surrender of your contract, or when we make deductions for charges from a fixed maturity option before the maturity date. The actual amount of the Market Value Adjustment is determined by a formula that depends on, among other things, the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and the length of time remaining until the maturity date. It is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios. In general, the maximum loss would occur if there is a total distribution for a fixed maturity option a significant time prior to the maturity date and interest rates have risen dramatically from the time that you originally allocate an amount to the fixed maturity option to the time that you take the withdrawal. See “Fixed maturity options” under “Purchasing the contract” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Annual Administrative Charge	None
Base Contract Expenses(2) (as a percentage of daily net assets in the variable investment options):	1.49%

(1)

The current Base Contract Expenses the minimum and maximum charge is 1.49% for EQ/Common Stock and EQ/Money Market Options for series 100 and 200. For all other investment options the minimum and maximum charge is 1.34% for Series 100 and 200.

In addition to the fees described above, we limit the amount you can earn on a Segment of the SIO. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolios available under the contract, including their annual expenses, may be found at the back of this document. See “Appendix: Investment options available under the contract.”

Annual Portfolio Expenses	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)*	0.54%	3.04%

*	“Annual Portfolio Expenses” may be based, in part, on estimated amounts of such expenses. The expenses listed are for the year ended December 31, 2025.

Example

This Example is intended to help you compare the cost of investing in the variable investment options with the cost of investing in other annuity contracts that offer variable investment options. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

This Example assumes all account value is allocated to the variable investment options. This example does not reflect interim value adjustments or market value adjustments. Your costs could differ from those shown below if you invest in the Segments of the SIO or fixed maturity options.

This Example assumes that you invest $100,000 in the variable investment options for the time periods indicated. This Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EQUI-VEST® VantageSM ACTS Program, New Jersey Department of Higher Education contracts:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
N/A	$14,654	$24,249	$48,440	$4,757	$14,304	$23,899	$48,090

Appendix: Investment options available under the contract

(a) Variable investment options

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146649. You can request this information at no cost by calling (877) 522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	1290 VT GAMCO Small Company Value — Equitable Investment Management Group, LLC (“EIMG”); GAMCO Asset Management, Inc.	1.05%		12.82%	11.24%	10.77%
Equity	1290 VT SmartBeta Equity ESG — EIMG; AXA Investment Managers US Inc.	1.10%		13.95%	10.21%	10.74%
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.90%		17.23%	13.04%	13.83%
Equity	EQ/400 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.85%	^	3.31%	7.06%	9.21%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.92%		9.21%	3.43%	10.10%
Asset Allocation	EQ/Aggressive Allocation† — EIMG	1.15%		12.97%	7.79%	9.47%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00%	^	8.72%	8.64%	—
Asset Allocation	EQ/Balanced Strategy† — EIMG	0.97%		10.05%	4.68%	6.08%
Equity	EQ/ClearBridge Select Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC, ClearBridge Investments, LLC	1.06%	^	7.66%	8.42%	12.21%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.67%	^	16.28%	12.50%	13.55%
Asset Allocation	EQ/Conservative Allocation† — EIMG	1.00%	^	7.48%	1.74%	3.11%
Fixed Income	EQ/Core Bond Index(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	6.43%	0.35%	1.70%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	8.58%	-0.68%	2.17%
Equity	EQ/Emerging Markets Equity PLUS — EIMG; AllianceBernstein L.P., EARNEST Partners, LLC	1.20%	^	33.46%	4.64%	7.73%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.53%	^	17.23%	13.79%	14.15%
Equity	EQ/Fidelity Institutional AM® Large Cap — EIMG; FIAM LLC	0.87%	^	18.34%	13.86%	—
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.06%		26.12%	7.52%	7.48%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.72%	^	31.46%	9.91%	8.07%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates LP	1.04%		26.66%	7.75%	6.77%
Equity	EQ/Invesco Global — EIMG; Invesco Advisers, Inc.	1.10%	^	15.40%	6.95%	10.59%
Specialty	EQ/Invesco Global Real Assets — EIMG; Invesco Advisers, Inc.	1.16%		15.93%	7.11%	—
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.04%		8.05%	7.06%	10.61%
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96%	^	14.76%	9.43%	14.08%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.95%		15.40%	12.77%	12.08%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.71%		17.74%	14.51%	17.26%
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.86%		10.62%	9.69%	9.56%

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	EQ/Loomis Sayles Growth — EIMG; Loomis, Sayles & Company, L.P.	1.03%	^	13.08%	12.72%	15.87%
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	20.90%	6.90%	9.61%
Equity	EQ/MFS Mid Cap Focused Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	5.60%	5.09%	—
Specialty	EQ/MFS Technology — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%		16.24%	12.06%	—
Specialty	EQ/MFS Utilities Series — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.05%	^	14.65%	7.33%	—
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.64%	^	6.80%	8.42%	9.99%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.08%		10.25%	4.14%	5.78%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.67%		3.66%	2.79%	1.73%
Equity	EQ/Morgan Stanley Small Cap Growth — EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.15%	^	7.39%	-0.01%	12.95%
Fixed Income	EQ/PIMCO Global Real Return — EIMG; Pacific Investment Management Company LLC	2.74%	^	5.52%	-0.90%	2.48%
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.80%	^	4.47%	2.93%	2.32%
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.63%		12.57%	6.16%	9.44%
Specialty	EQ/Wellington Energy — EIMG; Wellington Management Company LLP	1.19%	^	12.17%	17.90%	—
Equity	Multimanager Aggressive Equity — EIMG; AllianceBernstein L.P.	0.99%		16.30%	11.47%	15.66%
Fixed Income	Multimanager Core Bond(1) — EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.93%	^	7.11%	-0.27%	1.72%
Asset Allocation	Target 2015 Allocation — EIMG	1.10%	^	9.41%	2.84%	5.08%
Asset Allocation	Target 2025 Allocation — EIMG	1.10%	^	13.12%	5.57%	7.41%
Asset Allocation	Target 2035 Allocation — EIMG	1.05%		15.70%	7.50%	8.95%
Asset Allocation	Target 2045 Allocation — EIMG	1.03%		16.81%	8.58%	9.86%
Asset Allocation	Target 2055 Allocation — EIMG	1.10%	^	17.90%	9.51%	10.81%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)

Effective on or about June 29, 2026, and subject to shareholder approval, SSGA Funds Management, Inc. will be replaced as a sub-adviser to the Portfolio (or an allocated portion thereof) with AllianceBernstein L.P.

Unaffiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Fixed Income	American Funds Insurance Series® The Bond Fund of America® — Capital Research and Management Company	0.72%^	6.98%	-0.38%	2.11%
Fixed Income	Nomura VIP High Income Series — Delaware Management Company; Nomura Corporate Research and Asset Management Inc.	0.97%	7.17%	3.73%	5.56%
Specialty	VanEck VIP Global Resources Fund — Van Eck Associates Corporation	1.32%	36.17%	10.24%	8.06%
^	This Portfolio’s annual expenses reflect temporary fee reductions.

(b) Index-Linked Options

The following is a list of Segments of the Structured Investment Option (SIO) currently available under the contract. We may change the features of the Segments listed below (including the Index and current limits on Index gains and losses), offer new Segments, and terminate existing Segments. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://equitable.com/equivestsio. See “Structured Investment Option” in “Purchasing the contract” for additional information about the Indices, the Segment Rate of Return calculation methods, and the operation of the Segment Buffer and Performance Cap Rate.

Note: If amounts are removed from a Segment of the SIO before the Segment Maturity Date, we will apply a Contract adjustment based on the Segment Interim Value. This may result in a significant reduction in your account value that could exceed any protection from Index loss that would be in place if you held the option until the Segment Maturity Date.

Index[1]	Type of Index	Segment Duration	Segment Rate of Return Calculation Method	Current Limit on Index Loss (if held until Segment Maturity Date)	Minimum Limit on Index Gain for the life of the Segment Type (Performance Cap Rate)
S&P 500 Price Return Index	Market Index	1 year	Standard	-10% Segment Buffer	4%
S&P 500 Price Return Index	Market Index	3 year	Standard	-20% Segment Buffer	12%
S&P 500 Price Return Index	Market Index	5 year	Standard	-20% Segment Buffer	20%
Russell 2000® Price Return Index	Market Index	1 year	Standard	-10% Segment Buffer	4%
Russell 2000® Price Return Index	Market Index	3 year	Standard	-20% Segment Buffer	12%
Russell 2000® Price Return Index	Market Index	5 year	Standard	-20% Segment Buffer	20%
MSCI EAFE Price Return Index	Market Index	1 year	Standard	-10% Segment Buffer	4%
1

Each reference Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

We may change the Indices and/or Segment Options, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested. Our minimum Performance Cap Rate for 6 year Standard Segment Types is 12% (2% for 1 year Segments) and for Annual Lock Segment Types is 2% for 6 year Segments. We will not open a Segment with a Performance Cap Rate below the applicable minimum rate.

(c) Fixed investment options

The following is a list of Fixed investment options currently available under the contract. We may change the features of the Fixed investment options listed below, offer new Fixed investment options, and terminate existing Fixed investment options. We will provide you with written notice before doing so.

Note: If amounts are withdrawn from a Fixed investment option before the end of its term, we may apply a market value adjustment. This may result in a significant reduction in your account value.

Name	Term	Minimum Guaranteed Rate of Interest
Guaranteed Interest Option	N/A	1.0%
Fixed Maturity Options	1 year to 10 years	3.0%
Dollar Cost Averaging	N/A	N/A

For more information, please see “Fixed Maturity Options” under “Purchasing the Contract” and “Market Value Adjustment” under “Charges, Fees, and Adjustments in the prospectus.”

EQUI-VEST®

Employer-Sponsored Retirement Plans

Issued by

Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

This prospectus describes the important features of the contract and provides information about the Company.

We have filed with the Securities and Exchange Commission a prospectus and Statements of Additional Information (“SAI”) that includes additional information about EQUI-VEST® Employer-Sponsored Retirement Plans, Equitable Financial Life Insurance Company of America, Variable Account AA, Equitable Financial Life Insurance Company and Separate Account A, respectively. The prospectus and SAI dated May 1, 2026, are incorporated by reference into this summary prospectus. The prospectus and SAI are available free of charge. To request a copy of the prospectus and SAI, to ask about your contract, or to make other investor inquiries, please call (800) 628-6673. The prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH146649.

Class/Contract Identifier: C000247529; C000257681; C000257678 (EFLOA)

Class/Contract Identifier: C000024805; C000257702; C000257699 (EFLIC)

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